First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FLNC 2005-3
Friedman Billings Ramsey
2nd Liens

			Percent of	Weighted	Weighted	Weighte
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

8.001 - 8.500	2	58,320.85	0.23	8.470	734	98.91
8.501 - 9.000	10	687,906.37	2.69	8.986	704	97.62
9.001 - 9.500	15	1,115,146.81	4.35	9.395	674	98.50
9.501 - 10.000	88	5,666,268.59	22.12	9.909	662	98.46
10.001 - 10.500	71	4,701,845.89	18.35	10.374	662	99.55
10.501 - 11.000	138	9,153,291.88	35.73	10.937	655	99.09
11.001 - 11.500	27	1,586,283.24	6.19	11.286	646	99.84
11.501 - 12.000	42	2,018,028.56	7.88	11.823	622	98.97
12.001 - 12.500	4	192,545.35	0.75	12.115	661	100.00
12.501 - 13.000	6	269,768.47	1.05	12.633	638	100.00
13.001 - 13.500	1	55,302.34	0.22	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.44	13.590	621	90.00

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	140	4,949,094.86	19.32	10.790	649	99.08
50,000.01 - 100,000.00	233	16,876,612.83	65.88	10.611	659	99.26
100,000.01 - 150,000.00	30	3,444,935.99	13.45	10.450	662	97.99
150,000.01 - 200,000.00	2	347,595.73	1.36	10.046	624	94.16

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed Balloon 30/15	232	13,630,144.01	53.20	10.536	658	99.04
20 Year Fixed	119	8,040,065.16	31.38	10.738	658	98.71
30 Year Fixed	48	3,587,463.38	14.00	10.602	656	99.67
15 Year Fixed	6	360,566.86	1.41	11.049	619	96.10

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed Balloon	232	13,630,144.01	53.20	10.536	658	99.04
Fixed Fully Amortizing	173	11,988,095.40	46.80	10.707	656	98.92

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	405	25,618,239.41	100.00	10.616	657	98.98

Total:	405	25,618,239.41	100.00	10.616	657	98.98

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	238	13,990,710.87	54.61	10.550	657	98.97
229 - 240	119	8,040,065.16	31.38	10.738	658	98.71
349 - 360	48	3,587,463.38	14.00	10.602	656	99.67

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	42	2,449,947.00	9.56	11.078	658	97.37
1	57	3,335,818.73	13.02	10.516	662	99.16
2	125	7,860,224.85	30.68	10.381	658	99.25
3	103	6,688,135.95	26.11	10.758	652	99.10
4	51	3,207,604.62	12.52	10.561	653	98.76
5	12	866,131.76	3.38	10.936	676	99.75
6	14	1,174,877.86	4.59	10.664	654	99.40
8	1	35,498.64	0.14	9.000	706	100.00

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

2	405	25,618,239.41	100.00	10.616	657	98.98

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

60.01 - 65.00	1	110,000.00	0.43	9.950	605	62.03
80.01 - 85.00	1	89,653.52	0.35	10.990	608	80.16
85.01 - 90.00	12	739,761.91	2.89	10.618	639	89.93
90.01 - 95.00	36	2,149,570.76	8.39	10.631	647	94.64
95.01 - 100.00	355	22,529,253.22	87.94	10.616	659	99.95

Total:	405	25,618,239.41	100.00	10.616	657	98.98

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

520 - 539	1	45,558.17	0.18	9.850	538	100.00
580 - 599	16	664,543.31	2.59	11.254	589	97.66
600 - 619	42	2,577,376.52	10.06	10.907	609	96.31
620 - 639	100	6,100,489.07	23.81	10.967	630	98.91
640 - 659	86	5,754,029.14	22.46	10.569	650	99.56
660 - 679	81	5,106,775.31	19.93	10.368	668	99.28
680 - 699	29	2,019,335.92	7.88	10.504	689	99.59
700 - 719	21	1,401,772.94	5.47	10.087	710	100.00
720 - 739	10	701,291.23	2.74	9.663	730	99.46
740 - 759	9	701,013.73	2.74	10.712	748	99.55
760 - 779	5	275,855.55	1.08	10.554	768	100.00
780 - 799	3	185,081.48	0.72	10.094	793	97.16
800 - 819	2	85,117.04	0.33	9.942	806	99.25

Total:	405	25,618,239.41	100.00	10.616	657	98.98

Min: 538
Max: 810
Weighted Average: 657

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	293	18,409,325.02	71.86	10.587	663	99.57
Cashout	94	6,204,995.77	24.22	10.722	640	97.31
Rate/Term Refinance	18	1,003,918.62	3.92	10.498	654	98.57

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	304	19,137,375.33	74.70	10.655	657	98.83
PUD	39	2,353,975.43	9.19	10.378	647	99.54
Duplex	26	2,039,044.86	7.96	10.544	657	99.57
Condo	31	1,603,929.14	6.26	10.594	666	100.00
3-4 Unit	5	483,914.65	1.89	10.611	651	96.32

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	275	17,904,102.97	69.89	10.780	663	99.10
Full	130	7,714,136.44	30.11	10.237	643	98.71

Total:	405	25,618,239.41	100.00	10.616	657	98.98

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	402	25,403,195.28	99.16	10.622	657	98.99
Non-Owner Occupied	3	215,044.13	0.84	9.926	673	98.24

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	346	22,330,761.41	87.17	10.565	665	99.33
B	58	3,241,919.83	12.65	10.978	605	96.59
C	1	45,558.17	0.18	9.850	538	100.00

Total:	405	25,618,239.41	100.00	10.616	657	98.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	124	9,291,845.04	36.27	10.370	664	99.34
New York	96	7,232,097.33	28.23	10.704	657	98.22
New Jersey	38	2,727,155.73	10.65	10.830	658	98.99
Florida	32	1,404,552.17	5.48	11.389	652	99.19
Nevada	13	652,623.56	2.55	10.604	633	99.68
Arizona	12	553,438.37	2.16	10.734	644	98.08
Washington	9	551,620.18	2.15	10.389	646	99.61
Maryland	9	431,947.99	1.69	10.304	663	99.40
North Carolina	9	338,459.20	1.32	10.703	644	99.94
Virginia	5	276,863.55	1.08	11.230	616	98.64
Wisconsin	8	250,152.29	0.98	11.401	653	99.59
Minnesota	6	212,408.66	0.83	9.732	673	99.98
Massachusetts	5	198,995.96	0.78	10.829	639	100.00
Oregon	5	195,408.88	0.76	10.465	638	100.00
Colorado	5	194,613.15	0.76	10.562	633	100.00
Connecticut	3	169,874.93	0.66	10.662	630	100.00
Michigan	5	158,606.53	0.62	10.604	642	100.00
Indiana	5	144,640.41	0.56	10.727	640	100.00
Delaware	2	121,217.78	0.47	10.694	617	94.18
Rhode Island	2	101,873.13	0.40	10.990	628	100.00
Utah	2	70,600.89	0.28	9.629	696	100.00
Pennsylvania	2	63,760.84	0.25	10.476	666	100.00
Texas	1	59,974.84	0.23	10.250	648	100.00
Georgia	1	50,112.25	0.20	10.500	779	100.00
Ohio	1	35,178.61	0.14	11.750	590	100.00
South Carolina	1	33,956.95	0.13	11.250	691	100.00
Louisiana	1	30,452.07	0.12	11.750	589	100.00
Arkansas	1	23,185.94	0.09	8.500	618	100.00
New Mexico	1	22,639.95	0.09	9.990	688	95.00
Missouri	1	19,982.23	0.08	10.000	646	96.00

Total:	405	25,618,239.41	100.00	10.616	657	98.98

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	211	13,595,515.48	53.07	10.730	657	98.67
12	19	1,302,534.33	5.08	10.715	650	97.95
24	135	8,649,662.17	33.76	10.398	660	99.52
36	40	2,070,527.43	8.08	10.718	649	99.44

Total:	405	25,618,239.41	100.00	10.616	657	98.98

Margin (%) — ARM Only

ARM Only

ARM Only

ARM Only

ARM Only

Months to Next Adjustment Date

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	238	13,990,710.87	54.61	10.550	657	98.97
229 - 240	119	8,040,065.16	31.38	10.738	658	98.71
349 - 360	48	3,587,463.38	14.00	10.602	656	99.67

Total:	405	25,618,239.41	100.00	10.616	657	98.98

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.